UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  September 12, 2017

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2017 (the “Effective Date”), Timberline Resources Corporation (the “Company”, “Timberline” or the “Registrant”) entered into an agreement with a creditor (the “Creditor”) (the “Agreement”) to pay by way of a payment plan an existing obligation of US$250,000 (the “Debt”) related to a potential corporate transaction in 2015 that was not completed.

The material terms of the Agreement are as follows:

1.

Timberline has agreed to pay the Debt to the Creditor, including interest, on or before the date that is 36 months from the Effective Date (the “Outside Date”).

2.

Timberline agrees to and shall pay interest to the Creditor on the Debt from the Effective Date to the date that the Debt is paid in full, at a rate of prime (as set by Wells Fargo Bank (US), as such rate may change from time to time) plus 3% per annum (the “Interest”).

3.

Provided that Timberline strictly complies with each and every term and condition of the Agreement, the Creditor agrees to forbear from taking steps to collect the Debt, plus Interest.

4.

If, during the term of the Agreement, Timberline completes one or more equity financings (each, an “Equity Financing”) and if the gross proceeds of any single Equity Financing are at least US $1,000,000 (each, a “Financing”), then Timberline shall pay the following amounts to the Creditor at the following times:

a.

5% of the gross proceeds of each Financing (in US$) up to the then-current amount of the Debt plus Interest (the “Financing Payment”), with such Financing Payment coming due to the Creditor immediately upon completion of the Financing; and

b.

Installment payments of US$10,000 on the first day of each month, commencing on the month following the month in which Timberline completes its first Financing and continuing on the first day of each month thereafter until the Outside Date (the “Installment Payments”).

5.

In addition to the foregoing, if, during the term of the Agreement, Timberline raises additional funds, whether through equity, debt or a sale of assets (an “Additional Funding Arrangement”), and if the gross funds received from any single Additional Funding Arrangement are at least US$100,000, then Timberline shall pay to the Creditor 5% of any such gross proceeds (an “Additional Proceeds Payment”) up to the then-current amount of the Debt plus Interest, with such Additional Proceeds Payment coming due to the Creditor immediately upon receipt of such funds by Timberline.

6.

As of the Outside Date, if the Debt plus Interest, or any amount thereof, remains outstanding, Timberline shall immediately pay to the Creditor any and all amounts that remain due and owing in respect of the Debt plus Interest (the “Outside Date Payment”).

7.

Any payments to the Creditor shall be applied first to Interest that has accrued and is outstanding and then to the Debt.

8.

Notwithstanding the foregoing, within 30 days of any Financing Payment, Installment Payment, Additional Proceeds Payment or Outside Date Payment coming due according to the terms of the Agreement (collectively the “Required Payments”), Timberline may make a request to the Creditor that such payment be made in shares of common stock of Timberline (“Timberline Shares”) in place of the manner or method of payment detailed in paragraph 8 of the Agreement. While the Creditor has no obligation to accept any Required Payment by way of Timberline Shares, the Creditor may, in its sole and absolute discretion, which discretion may be unreasonably withheld, consent to receive Timberline Shares in lieu of one or more of the said Required Payments, in which case, Timberline will use commercially reasonable efforts to obtain any regulatory approvals (including stock exchange approvals for the additional listing of the Timberline Shares) required for such issuance to the Creditor, and if such regulatory approvals are provided:

a.

subject to clause (b) in this paragraph, the price of the Timberline Shares to be issued to the Creditor will be the volume weighted average price per Timberline Share at which the Timberline Shares have traded on a Stock Exchange (as defined herein) during the 20 consecutive trading day period ending immediately prior to date that the Creditor provided notice to Timberline of its consent to receive payment in Timberline Shares (the “Market Price”), where  “Stock Exchange” means the stock exchange on which the Timberline Shares have traded and if the Timberline Shares have traded on more than one Stock Exchange during the relevant period, the Stock Exchange where the greatest volume of Timberline Shares traded during the relevant period; and

b.

if the Timberline Shares to be issued to the Creditor pursuant to this paragraph are restricted from trading, the Market Price will be reduced by 10%;

c.

the number of Timberline Shares to be issued to the Creditor will be determined by taking the dollar value of the Required Payment the Creditor consented to receive in Timberline Shares and dividing that by the Market Price.

9.

If the Creditor elects to receive Timberline Shares and Timberline is unable to obtain the required regulatory approval within 15 days of the Creditor’s consent, then Timberline shall make the required Payment in the manner or method set out in paragraph 8 of the Agreement.

10.

Notwithstanding anything to the contrary in the Agreement, Timberline may pay the Debt, plus all Interest accrued thereon, at any time prior to the Outside Date without penalty.

11.

In the event that any one or more of the Required Payments are not made by Timberline on the date and in the manner required by the Agreement, such event shall be a default of Timberline under the Agreement and:

a.

The Creditor or its legal counsel will provide notice of such default to Timberline by way of letter to Timberline and Timberline shall have five (5) days to remedy such default by providing the Creditor with a wire transfer, certified check, bank draft or solicitor’s trust check for the unpaid amount;

b.

if Timberline fails to remedy its default in accordance with paragraph (a) herein, then the full amount of the Debt plus all Interest that has accrued to that date shall immediately become due and owing and Timberline shall immediately pay the full amount of the Debt and Interest that has accrued on the Debt (accounting for any payments already made by Timberline in partial satisfaction of the Debt); and

c.

The Creditor may, among other things, take any steps it deems necessary to collect the Debt, including commencing proceedings to recover any amount owing by Timberline under the Agreement, and if the Creditor commences such proceedings, Timberline shall not in any way contest the relief sought in the proceedings or take the position that the Debt is not due and owing or that the Agreement is in any way invalid, ineffective or unenforceable, whether based on statute, common law, equity or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: September 13, 2017	By:	/s/ Randal L. Hardy
Randal L. Hardy Chief Financial Officer